Contract Date: 26th-Oct-2020

Framework Agreement on Cooperative Development of Coronavirus Peptide Vaccine

 Party A: Beijing Youfeng International Consulting Co., Ltd

Address: 1-806 Huirunyuan Jingtong Expy, Shilipu, Chaoyang, Beijing, China

Pary B: Generex Biotechnology Corporation NuGenerex Immuno-Oncology (a subsidiary of Generex)

10102 USA Today Way SUITE 200, Miramar, FL 33025

Party C: Chinese Centre for Disease Control and Prevention National Institute for Viral Disease Control and Prevention(NIVDC)

Address: No. 155, Changbai Road, Changping District, Beijing

Party D: Beijing Guoxin Haixiang Equity Investment Paiinership (Limited Partnership) Address: Building 96-6 Ronghui Park, Linkong Economic Core Area, Shunyi District, Beijing

Peptide vaccines, also known as synthesized vaccines, are vaccines prepared by peptide synthesis technology according to the known or predicted amino acid sequence of a certain epitope in the pathogen antigen gene. The coronavirus peptide vaccine is currently an important direction of coronavirus vaccine research, and is listed by the World Health Organization as one of the important research and development directions of coronavirus vaccine. In order to jointly develop and industrialize the coronavirus peptide vaccine, in accordance with the "Contract Law of the People's Republic of China", "The Vaccine Management Law of the People's Republic of China" and other relevant laws and regulations, the four parties A, B, C, and D have negotiated On the basis of true and full expression of their wishes, in line with the principles of equality, voluntariness, cooperation and sharing, this framework agreement is signed, and the four parties will jointly abide by it.

Beijing Youfeng International Consulting Co., Ltd. is the "China High-tech Industrialization Research Society Public Health Working Committee" to provide development strategy consulting and design, projects implementation and management.

Generex Biotechnology Corporation is an integrated healthcare holding company (public company) with end-to-end solutions for patient-centric care from rapid diagnosis through the delivery of personalized therapies. Generex is building a new kind of healthcare company that extends beyond traditional models providing support to physicians in an MSO network, and ongoing relationships with patients to improve the patient experience and access to optimal care.

NuGenerex Immuno-Oncology, Inc. a wholly-owned subsidiary by Generex, is the complete Vaccine immunotherapy company (public company), fighting cancer and infectious disease with our platform which is focused on harnessing the power of the immune system with a pipeline of products developed using our internationally patented novel Ii-key technology.

National Institute for Viral Disease Control and Prevention of Chinese Centre for Disease Control (CDC) and Prevention is an independent legal entity under the CDC. It is also the only national-level research institution for the prevention and control of viral diseases and medical virology in China.

Beijing Guoxin Haixiang Equity Investment Partnership (Limited Partnership) is a limited partnership established by Beijing Guoxin Zhongshu Management Co., Ltd. as an executive partner and Zhejiang Haixiang Pharmaceutical Co., Ltd. and is effectively existing. Beijing Guoxin Zhongshu Management Co., Ltd. is an equity investment institution which has completed the registration of private fund manager in China Securities Investment Fund Industry Association Zhejiang Haixiang Pharmaceutical Co., Ltd. is a public company that mainly produces specialty APIs preparations and fine chemicals, and has large-scale production capabilities for peptide preparations.

2. Cooperative contents

The four parties of A, B, C, and D cooperate in the development and industrialization of a coronavirus peptide vaccine. The research plan is formulated by the four parties and determined after consultation by the four parties, including but not limited to: coronavirus peptide vaccine clinical trials (preclinical research, phase I, phase II and phase III clinical research) sample testing, product transfer to production etc.

3. Task distribution

The four parties A, B, C, and D jointly set up a research team to regularly exchange research and development and industrialization progress, including:

Party A task

Organize teams to work together to develop and transfer to production of Party B's Ii-Key peptide vaccine technology in China as soon as possible, and organize teams to conduct product development, product transfer and management

Party B task

Owns patents and technologies related to Ii-Key peptide vaccine technology, and is responsible for providing technology, clinical data, patents information and other exclusive rights to the teams.

Party C Task

Provide technical means and technical support for vaccine clinical sample testing and clinical trials, be responsible for technical identification, research and development, and provide technical support for subsequent vaccine immunological evaluation

Party D task

Provide the funds needed for the research and development of this project.

4. Funds allocation and use

The detailed fund needs and tasks for the project shall be negotiated separately by the four parties A, B, C and D.

5. Achievements Distribution

1. The intellectual property rights (including but not limited to patents, papers, technical standards, awards, etc.) generated from the cooperation of this project are shared by the four parties A, B, C and D. For papers and awards and other achievements, Party C has the first authorship right; for patents, technical standards, etc., the ranking order will be negotiated by the four parties based on the size of the contribution.

2. The achievements of this cooperation of the four parties of A, B, C, and D are given priority to meet the needs of the coronavirus prevention and control tasks. For industrialization of the project is led by the four parties of A, B, C, and D. The entity established for this project in the future owns the new product certificate and Product registration approval.

3. The Incomes after public listing for each party shall be agreed by the four parties A, B, C, and D after friendly negotiation and determined in writing. Where the economic benefits obtained through technical services or technology transfer to be negotiated by the four parties A, B, C, and D, a distribution plan and an agreement to be reached and determined in writing

6. Effective, change and termination of the agreement

1. For the matters not covered in this agreement, parties A, B, C, and D shall make separate agreements based on the principles of mutual benefit and friendly negotiation, and shall express them in the form of a memorandum or annex. Based on the progress of the project, on the basis of abiding by the principles of this framework agreement, the four parties may further agree on their rights and obligations, the transfer and transformation methods and distribution principles of the achievements, or to make technical adjustments to the direction of R & D and industrialization .

2. The memorandum or attachment of this agreement has the same legal effect as this agreement

3. After the four parties of A, B, C, and D reach an agreement through negotiation, or due to force majeure, this agreement cannot be performed or is not necessary for continued performance, the agreement can be terminated or cancelled according to law.

4. Special agreement for unilateral termination of the contract: If one party violates the provisions of this agreement, the observant party has the right to issue a written correction notice to the breaching party. If the breaching party fails to make corrections within the time limit set by the observant party so that the purpose of the four-party contract cannot be realized, the observing party may issue a written notice of termination of the contract to the breaching party. After the agreement is terminated, the follow-up work that has not been carried out will not be carried out, and the carried out will cease. If the results have been achieved, they will be allocated or owned according to the agreement.

7. Others

The original and independent research and intellectual property rights of A, B, C, and D will continue to be owned by the original owner.

2. Party A, Party B, Party C, and Party D are required to keep confidential the information and materials provided by the partner. Neither party shall disclose the contents of this agreement to a third party without the permission of the partners.

3. Party A, Party B, Party C and Party D earnestly implement this framework agreement and subsequent specific project agreements (attachments) based on the principle of honesty and trustworthiness. In case of breach of contract, the breaching party shall bear corresponding legal liabilities in accordance with the provisions of laws and regulations or the specific project agreement (if any).

4. Disputes arising from this agreement shall be settled through friendly negotiation by the four parties of A, B, C and D. if the negotiation failed. In line with the original intention of jointly fighting the coronavirus epidemic, the four parties sought common ground while reserving differences and put aside the dispute for now. If the work under this agreement is completed, or after this agreement is terminated or terminated in accordance with the agreement, if the four parties still cannot resolve the dispute through negotiation, either party may bring a suit to the people's court with jurisdiction where the plaintiff's domicile is located.

5. There are 8 copies of this agreement, with each of the four parties A, B, C and D holding 2 copies, with the same legal effect.

(The following is the signed part, no text)

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